Exhibit 99.1
CAUSE NO. 2010-01279
(Consolidated)

ELIEZER LEIDER, derivatively on behalf	§	IN THE DISTRICT COURT OF
of MERIDIAN RESOURCE	§
CORPORATION,	§
Plaintiff,	§
§
-v-	§
§
PAUL CHING, JOSEPH REEVES,	§
MICHAEL MAYELL, E. L. HENRY,	§
FENNER WELLER, JOHN SIMMONS,	§	HARRIS COUNTY, TEXAS
C. MARK PEARSON, ALTA MESA	§
HOLDINGS, LP, and ALTA MESA	§
ACQUISITION SUB, LLC	§
Defendants.	§
§
and	§
§
§
THE MERIDIAN RESOURCE	§
CORPORATION,	§
§
Nominal Defendant.	§	190th JUDICIAL DISTRICT
NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER
ACTION, HEARING THEREON, AND RIGHT TO APPEAR

TO:	ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF THE MERIDIAN RESOURCE CORPORATION (“TMR” OR THE “COMPANY”1) AS OF FEBRUARY 8, 2010 (THE “RECORD DATE”) AND/OR PRIOR TO MAY 11, 2010 (THE “CLOSING DATE).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED CLAIMS (AS DEFINED HEREIN).

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THIS ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT

[1]	“TMR” or the “Company” as used herein refer to The Meridian Resource Corporation prior to the closing of the Merger.

CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.
     Notice is hereby provided to you of the proposed Settlement (the “Settlement”) in the above-captioned lawsuit. This Notice is sent to you by order of the 190th Judicial District Court, for Harris County, Houston, Texas (“the Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement of the action.
I. WHY YOU HAVE RECEIVED THIS NOTICE
     This Notice provides information regarding the settlement of a consolidated shareholder lawsuit styled Eliezer Leider, derivatively on behalf of The Meridian Resource Corporation v. Paul Ching, et al., Cause No. 2010-01279 (the “Leider Action”). Plaintiff Eliezer Leider (“Plaintiff”), Defendants Paul Ching, Joseph Reeves, Michael Mayell, E.L. Henry, Fenner Weller, John Simmons and C. Mark Pearson (the “Individual Defendants”), Alta Mesa Holdings, LP (“AMH”), Alta Mesa Acquisition Sub, LLC (“Acquisition Sub”) and Nominal Defendant TMR (AMH, Acquisition Sub, TMR and the Individual Defendants are collectively referred to herein as “Defendants”) have agreed upon terms to settle this litigation (the “Settled Action”) and have signed a written Stipulation of Settlement (the “Stipulation”) setting forth those settlement terms.
     On October 18, 2010 at 9:00 a.m., the Court will hold a hearing (the “Final Hearing”). The purpose of the Final Hearing is to determine: (i) whether the dismissal of this litigation pursuant to the Stipulation, should be approved by the Court and a final judgment entered; (ii) whether the Fee Award and the Incentive Award should be approved by the Court; and (iii) such other matters as may be necessary or proper in the circumstances.
II. SUMMARY OF THE LITIGATION
     On December 22, 2009, TMR, AMH, and Acquisition Sub, entered into a definitive agreement and plan of merger (the “Merger Agreement”) which provides that AMH will acquire all of the issued and outstanding shares of common stock of the Company (the “Merger”). On January 8, 2010, Plaintiff, a TMR stockholder, filed a derivative petition on behalf of the Company against Defendants in the Court challenging the Merger and the Merger Agreement, including, but not limited to, the terms of the Merger Agreement, and Plaintiff alleged that the Company’s Directors breached their fiduciary duties in connection therewith. Plaintiff also alleges that AMH and Acquisition Sub aided and abetted in those breaches. On January 19, 2010, Jeremy Rausch (“Rausch”), a TMR shareholder, filed a purported class action petition against Defendants which, as amended, challenges the Merger and Merger Agreement and disclosures made by TMR about the Merger (the “Rausch Action”). On March 1, 2010, the Court consolidated the Rausch Action with the Leider Action (collectively, the “Consolidated Litigation”) and appointed Levi & Korsinsky, LLP as interim lead counsel and The Briscoe Law Firm as liaison counsel for Plaintiff.
     Thereafter, counsel for the Parties discussed the possible resolution of the Consolidated Litigation. The Parties agreed that TMR would make certain supplemental disclosures (the “Supplemental Disclosures”) to be contained in a Form 8-K, which was filed by the Company with the SEC on or about March 24, 2010.
     On April 6, 2010, TMR adjourned the scheduled special meeting of shareholders to consider the Merger, and following the adjournment, TMR’s Board of Directors approved an amendment to the merger agreement whereby Alta Mesa agreed to increase its offer price for the outstanding common stock of TMR to $0.33 per share from $0.29 per share in cash. The Merger Agreement was not amended in any other respect. On May 10, 2010, the shareholders of TMR voted in favor of the Merger, and the Merger closed on May 11, 2010.
     All Parties and their counsel concur that the Settlement described herein is fair, reasonable, adequate and in the best interest of TMR and its shareholders prior to the closing of the Merger.
III. TERMS OF THE PROPOSED SETTLEMENT
     The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirely by reference to, the text of the Stipulation, which has been filed with the Court.

     To resolve the Consolidated Litigation, and solely as a result of it, the Parties agreed as set forth in the Stipulation as follows that the Company would provide its then shareholders with certain supplemental disclosures related to the Merger. Those supplemental disclosures are contained in the Form 8-K filed by the Company on or about March 24, 2010.
     The Stipulation also provides for the entry of judgment dismissing the Consolidated Litigation against all Defendants with prejudice and, as explained in more detail in the Stipulation, barring and releasing certain known or unknown claims that have been or could have been brought in any court by the Plaintiffs in the Consolidated Litigation relating to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Consolidated Litigation or any amendment thereof. As described in the Stipulation, it further provides that the entry of judgment will bar and release any known or unknown claims that have been or could have been brought in any court by the Defendants against Plaintiffs or Plaintiffs’ counsel related to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Consolidated Litigation or any amendment thereof or based upon or arising out of the institution, prosecution, assertion, settlement, or resolution of the Consolidated Litigation.
IV. PLAINTIFFS’ ATTORNEYS’ FEES AND EXPENSES
     TMR, on behalf of all Defendants, has agreed, upon approval of the Court, that Plaintiffs’ Counsel may apply for and receive an award of fees and expenses in an amount not to exceed $164,000 (the “Fee Award”) and for an incentive award to Plaintiff in an amount not to exceed $1,000 (the “Incentive Award”). The Fee Award will be paid by or on behalf of the Company’s successor by merger. The Fee Award includes fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the Consolidated Litigation. To date, Plaintiff’s Counsel has not received any payments for their efforts. The Fee Award will compensate Plaintiff’s Counsel for the results achieved in the Consolidated Litigation, and the risks of undertaking the prosecution of the Consolidated Litigation on a contingent basis. The Settlement, however, is not in anyway conditioned upon the Court’s approval of an award of attorneys’ fees or expenses.

V. REASONS FOR THE SETTLEMENT
     Counsel for the Parties believe that the Settlement is in the best interests of the Parties to the Settled Action.
     A. Why Did Plaintiffs Agree to Settle?
     Plaintiff’s Counsel conducted an extensive investigation relating to the claims and the underlying events and transactions alleged in the Consolidated Litigation. Among other things, this included the production of documents by the Company to Plaintiffs and the interview of Chief Executive Officer and Chairman of the Company.
     Plaintiff’s Counsel have analyzed the evidence adduced during their investigation, hired a financial expert and have researched the applicable law with respect to the claims of Plaintiff, the shareholders of TMR prior to the closing of the Merger, and TMR against the Defendants and the potential defenses thereto.
     Based upon their investigation as set forth above, Plaintiff and his counsel have concluded that the terms and conditions of the Stipulation are fair, reasonable and adequate, and in the best interests of the TMR shareholders prior to the closing of the Merger, and have agreed to settle the claims raised in the Consolidated Litigation pursuant to the terms and provisions of the Stipulation after considering, among other things, (a) the benefits that the shareholders of TMR prior to the closing of the Merger received from the Settlement, (b) the attendant risks of continued litigation; and (c) the desirability of permitting the Settlement to be consummated.
     In particular, Plaintiff and his counsel considered the significant litigation risk inherent in shareholder litigation. The law imposes significant burdens on plaintiffs for pleading and proving a shareholder derivative or class action claim. While Plaintiff believes his claims are meritorious, Plaintiff acknowledges that there is a substantial risk that the Consolidated Litigation may not succeed in producing a recovery in light of the applicable legal standards and possible defenses. Plaintiff and his counsel believe that, under the circumstances, they have obtained the best possible relief for TMR and the TMR shareholders prior to the closing of the Merger.

     B. Why Did the Defendants Agree to Settle?
     The Defendants have strenuously denied, and continue strenuously to deny each and every allegation of liability made against them in the Consolidated Litigation, and assert that they have meritorious defenses to those claims and that judgment should be entered dismissing all claims against them with prejudice. The Defendants have thus entered into this Stipulation solely to avoid the continuing additional expense, inconvenience, and distraction of this burdensome litigation and to avoid the risks inherent in any lawsuit, and without admitting any wrongdoing or liability whatsoever.
VI. FINAL HEARING
     On October 18, 2010 at 9:00 a.m., the Court will hold the Final Hearing at the 190th Judicial District Court, Houston, Texas, 201 Caroline, Houston, Texas 77002. At the Final Hearing, the Court will consider whether the Settlement is fair, reasonable and adequate and thus should be finally approved and whether the Derivative Litigation should be dismissed with prejudice pursuant to the Stipulation. The Court also will rule upon the Fee Award and Incentive Award.
VII. RIGHT TO ATTEND FINAL HEARING
     Any TMR shareholder prior to the closing of the Merger may, but is not required to, appear in person at the Final Hearing. If you want to be heard at the Final Hearing in opposition to the Settlement, Fee Award or Incentive Award, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Final Hearing, you should confirm the date and time before going to the Court. FORMER TMR SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE FINAL HEARING OR TAKE ANY OTHER ACTION.

VIII. RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO
     You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Final Hearing. If you choose to object, then you must follow these procedures.
     A. You Must Make Detailed Objections in Writing
Any objections must be presented in writing and must contain the following information:
1.	Notice of intent to appear at the Final Hearing;

2.	Your name, legal address, and telephone number;

3.	Proof of being a TMR shareholder prior to the closing of the Merger;

4.	The date(s) you acquired your TMR shares;

5.	A detailed statement of your specific position with respect to the matters to be heard at the Hearing, including a statement of each objection being made;

6.	The grounds for each objection or the reasons for your desiring to appear and to be heard; and

7.	Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Final Hearing and the subject(s) of their testimony.
The Court will not consider any objection that does not substantially comply with these requirements.
B.	You Must Timely Deliver Written Objections to the Court, Plaintiff’s Counsel, and Defendants’ Counsel
     YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN October 4, 2010. The Court Clerk’s physical address is:
Harris County District Clerk
Civil Courthouse
201 Caroline, Suite 110
Houston, Texas 77002
The Court Clerk’s mailing address is:
Harris County District Clerk
P.O. Box 4651
Houston, Texas 77210

     YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFF’S COUNSEL AND COUNSEL FOR DEFENDANTS SO THEY ARE RECEIVED NO LATER THAN OCTOBER 4, 2010. Counsel’s addresses are:
Eric M. Andersen
Levi & Korsinsky, LLP
30 Broad Street, 15th Floor
New York, New York 10004
Gerard G. Pecht
Darryl W. Anderson
Mark Oakes
Fulbright & Jaworski L.L.P
1301 McKinney, Suite 5100
Houston, Texas 77010-3095
Willie Briscoe
The Briscoe Law Firm, PLLC
8117 Preston Road, Suite 300
Dallas, Texas 75225
Odean L. Volker
Haynes and Boone, LLP
1 Houston Center
1221 McKinney, Suite 2100
Houston, Texas 77010
The Court will not consider any objection that is not timely filed with the Court or not timely delivered to Plaintiff’s Counsel and counsel for Defendants.
     Any person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever bared from raising such objection or request to be heard in this or any other action or proceeding.
IX. HOW TO OBTAIN ADDITIONAL INFORMATION
     This Notice summarizes the Parties’ Stipulation. It is not a complete statement of the events of the Consolidated Litigation or the Stipulation. Although the Parties believe that the descriptions about the

Settlement that are contained in this Notice are accurate in all material respects, in the event of any inconsistencies between the descriptions in this Notice and the Stipulation, the Stipulation will control.
     You may inspect the Stipulation and other papers in the Consolidated Litigation at the Harris County District Clerk’s office. Generally, you must appear in person to inspect these documents. Some papers, however, may be viewable online through the Harris County District Clerk’s website, at http://www.hcdistrictclerk.com/Edocs/Public/search.aspx. The Clerk’s office cannot mail copies to you.
     PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE. Any questions you have about matters in this Notice should be directed by telephone or in writing to Derivative Plaintiff’s Counsel, Eric M. Andersen, at the address set forth above.

Dated: August 2, 2010	BY ORDER OF THE 190TH JUDICIAL DISTRICT COURT, HOUSTON, TEXAS